                                                        KOLL
        COMMON STOCK                                REAL ESTATE              COMMON STOCK
           NUMBER                    KOLL              GROUP                    SHARES

     INCORPORATED UNDER
         THE LAWS OF                                              SEE REVERSE FOR
          THE STATE                                             CERTAIN DEFINITIONS
         OF DELAWARE                                             CUSIP 500434 30 3
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THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

  FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.05 PAR VALUE, OF
                          KOLL REAL ESTATE GROUP, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

    WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officer.

                              CERTIFICATE OF STOCK

Dated:

                                     [SEAL]

SECRETARY                                                  CHAIRMAN OF THE BOARD

AMERICAN BANK NOTE COMPANY
3504 ATLANTIC AVENUE
SUITE 12
LONG BEACH, CA 90807
(882) 959-2333
(FAX) (662) 425-7480

APR 15, 1997 fm
050072fc
42X
NEW
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    The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of Corporation.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
                                          UNIF GIFT MIN ACT -- ____Custodian____
TEN ENT -- as tenants by the
entrance
                                               under Uniform Gifts to Minors
JT TEN -- as joint tenants with
right
                                                              Act ______________
        of surviorship and not
as
                                           UNIF TRF MIN ACT -- ____Custodian____
        tenants in
common
                                                     ____under Uniform Transfers
                                                               to Minors Act____
    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________hereby sell, assign and transfer unto

   PLEASE INSERT SOCIAL
     SECURITY OR OTHER
   IDENTIFYING NUMBER OF
         ASSIGNEE

--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
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Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
----------------------------------------

                                                                               X
                          ------------------------------------------------------
                                                                               X
                          ------------------------------------------------------
                                     NOTICE: THE SIGNATURES TO THIS ASSIGNMENT
                                             MUST CORRESPOND WITH THE NAME(S) AS
                                             WRITTEN UPON THE FACE OF THE
                                             CERTIFICATE IN EVERY PARTICULATE,
                                             WITHOUT ALTERATION OR ENLARGEMENT
                                             OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED

BY
-------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND DIRECT

UNIONS WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM,
PURUSANT TO B.E.O. RULE 17AS-18.